UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
WEYCO GROUP, INC.
(Exact name of registrant as specified in its charter)
Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI		53201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 414-908-1600
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is being furnished under Item 2.02 of Form 8-K:

On July 26, 2007 Weyco Group, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K. The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by the registrant on July 26, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007	WEYCO GROUP, INC.

/s/ John Wittkowske
John Wittkowske Senior Vice President/CFO

Exhibit Index

99.1	Press release, dated July 26, 2007